                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ABM INDUSTRIES INCORPORATED
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

             [X] No fee required.

             [ ] Fee computed on table below per Exchange Act Rules
                 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

                                       N/A
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             (2) Aggregate number of securities to which transaction applies:

                                       N/A
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             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
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             (4) Proposed maximum aggregate value of transaction:

                                       N/A
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             (5) Total fee paid:

                                       N/A
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             [ ] Fee paid previously with preliminary materials:


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             [ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1) Amount previously paid:

                                       N/A
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             (2) Form, Schedule or Registration Statement no.:

                                       N/A
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             (3) Filing Party:

                                       N/A
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             (4) Date Filed:

                                       N/A
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

March 1, 2002


Dear Fellow Stockholder:

As described in our proxy statement for our upcoming Annual Meeting of Stockholders to be held on March 12, 2002, our Board of Directors recommends that you vote to approve our 2002 Price-Vested Performance Stock Option Plan.

In my view, this new performance based plan is vital to the continuing success of your Company. ABM provides very few long-term benefits for its management employees. In order for us to retain and recruit the best talent in our industry, we must offer a competitive compensation program. Our new performance based stock option plan, by providing a long-term benefit, is an essential part of our program. The plan also further aligns the interests of management with the interests of all stockholders because benefits under the plan depend upon increases in the price of our common stock.

Historically, ABM stock options have been widely distributed to managers throughout the Company. It is the intention of the Company to continue this strategy if this plan is approved at the Annual Meeting.

YOUR VOTE IS IMPORTANT! IF YOU HAVE NOT ALREADY DONE SO, PLEASE SUBMIT YOUR PROXY BY SIGNING, DATING AND RETURNING YOUR PROXY CARD. FOR YOUR CONVENIENCE, I HAVE ENCLOSED AN EXTRA PROXY CARD FOR YOUR USE.

SINCE TIME IS OF THE ESSENCE, IN ORDER FOR YOUR VOTE TO BE COUNTED WE URGE YOU TO VOTE BY INTERNET OR TELEPHONE; JUST FOLLOW THE INSTRUCTIONS SET FORTH ON THE ACCOMPANYING PROXY CARD. IF YOU VOTE THIS WAY, YOU DO NOT NEED TO SEND IN A PROXY CARD.

Stockholders who have previously submitted their proxies or voted by Internet or telephone need not take any action unless they wish to revoke their proxy and change their vote on any matter. Any stockholder giving a proxy has the power to revoke it at any time before the vote at the Annual Meeting by (a) filing with the Secretary of the Company written notice to this effect, (b) submitting a duly executed proxy bearing a later date, (c) voting by Internet or telephone on a later date, or (d) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.

Thank you for your continuing support of ABM Industries.

Yours truly,


/s/Henrik C. Slipsager
-----------------------
Henrik C. Slipsager
President and Chief Executive Officer

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           ABM INDUSTRIES INCORPORATED
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON

                                 MARCH 12, 2002

The undersigned hereby appoints Harry H. Kahn, Martinn H. Mandles and Henrik C. Slipsager, and each of them, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side of this card, all the shares of Common Stock of ABM Industries Incorporated which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on March 12, 2002, or at any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

To vote on any item, please mark this proxy as indicated on the reverse side of this card. If you wish to vote in accordance with the Board of Directors recommendations, please sign the reverse side; no boxes need be checked. Instructions to vote via telephone or on the Internet are on the reverse side of this card.

                            (Continued on other side)


                            --FOLD AND DETACH HERE--

                                                                Please mark
                                                                 your votes  [X]
                                                                  this way


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR ITEM 2.

                                                                                        FOR                  WITHHOLD
                                                                                    ALL NOMINEES             AUTHORITY
                                                                                 (EXCEPT AS LISTED           TO VOTE FOR
                                                                                       BELOW)               ALL NOMINEES
                                                                                       ------               ------------
Item 1. ELECTION OF DIRECTORS                                                            [ ]                     [ ]
        For terms ending at the Annual Meeting in 2005
        Nominees: Maryellen C. Herringer  01
                  Charles T. Horngren     02
                  Martinn H. Mandles      03
        WITHHELD FOR: (Write Nominee name(s) in the space provided below).

------------------------------------------------------------------

                                                                       FOR           AGAINST       ABSTAIN
                                                                       ---           -------       -------
Item 2. Approve the Company's 2002 Price-Vested                        [ ]             [ ]           [ ]
        Performance Stock Option Plan.



Signature(s)                                                 Date
            -----------------------------------------------       --------------
Please sign exactly as your name appears above. For joint accounts, each owner should sign. If signing as an administrator, attorney, conservator, executor, guardian, officer or trustee, please provide full title(s) as well as signature(s)

                  --FOLD AND DETACH HERE BEFORE MAILING CARD--



                          Vote by Internet or telephone
                         24 hours a day, 7 days a week


                   Internet and telephone voting is available
                through 4:00 p.m. Eastern Time on March 11, 2002

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.




        INTERNET                                          TELEPHONE
http://www.eproxy.com/abm                               1-800-435-6710

Use the Internet to vote your                   Use any touch-tone telephone to
proxy. Have your proxy card in         OR       vote your proxy. Have your proxy
hand when you access the web                    card in hand  when you call. You
site. You will be prompted to enter             will be prompted to enter your
your control number, located in                 control number, located in the
the box below, to create and                    box below, and then follow the
submit an electronic ballot.                    directions given.


              IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.